OTHER INCOME AND EXPENSES, NET	12 Months Ended
Dec. 31, 2012
OTHER INCOME AND EXPENSES, NET
18.	OTHER INCOME AND EXPENSES, NET

Other income and expenses, net consisted of the following:

	Year ended December 31, 2012	Year ended December 31, 2011	Year ended December 31, 2010
Research and development funding	102	128	106
Phase-out and start-up costs	—	(8)	(15)
Exchange gain, net	5	8	11
Patent costs	(20)	(28)	(12)
Gain on sale of non-current assets	9	15	4
Other, net	(5)	(6)	(4)

Total	91	109	90

The Company receives significant public funding from governmental agencies in several jurisdictions. Public funding for research and development is recognized ratably as the related costs are incurred once the agreement with the respective governmental agency has been signed and all applicable conditions have been met.

Phase-out costs are costs incurred during the closing stage of a Company’s manufacturing facility. They are treated in the same manner as start-up costs. Start-up costs represent costs incurred in the start-up and testing of the Company’s new manufacturing facilities, before reaching the earlier of a minimum level of production or six months after the fabrication line’s quality certification.

Exchange gains and losses included in “Other income and expenses, net” represent the portion of exchange rate changes on transactions denominated in currencies other than an entity’s functional currency and the changes in fair value of held-for-trading derivative instruments which are not designated as hedge and which have a cash flow effect related to operating transactions, as described in Note 24.

Patent costs include legal and attorney fees and payment for claims, patent pre-litigation consultancy and legal fees. They are reported net of settlements, which primarily include reimbursements of prior patent litigation costs.